Exhibit 99.1

Innovative Eyewear Inc. Nasdaq: LUCY _________________________________ Investor Presentation - Oct. 2022 © 2022 Innovative Eyewear, Inc.

IMPORTANT NOTICE This presentation contains “forward looking statements” within the meaning of Section 27 A of the Securities Act of 1933 as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 or the Exchange Act . All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the “forward looking statements . ” The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “ project,” “ should,” “ target,” “will,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words . These “forward looking statements” are only predictions, and we may not actually achieve the plans, intentions or expectations disclosed in our “forward looking statements,” so you should not place undue reliance on our “forward looking statements . ” Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements we make . We have based these “forward looking statements” largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results . These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the preliminary prospectus related to our initial public offering filed with the Securities and Exchange Commission (“SEC”) . “Forward looking statements” contained in this presentation are made as of this date, and we undertake no duty to update such information except as required under applicable law . The “forward looking statements” included in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these “forward looking statements” at some point in the future, we have no current intention of doing so except to the extent required by applicable law . You should, therefore, not rely on these “forward looking statements” as representing our views as of any date subsequent to the date of this presentation . This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry . We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty . We caution you not to give undue weight to such projections, assumptions and estimates . FORWARD LOOKING STATEMENTS & DISCLAIMER

Our Mission UPGRADE YOUR EYEWEAR® For every activity, Lucyd glasses protect your vision while keeping you safely connected to your digital life. With our designer, open - ear Bluetooth® glasses, customers can stay focused on their surroundings while making calls, listening to music and using voice assistants. PIONEERING THE EVOLUTION OF EYEWEAR

PRESCRIPTION. TECH. FASHION. Innovative Eyewear is positioned to become a leading player in smart eyewear by offering Bluetooth glasses with prescription and sunglass lenses at a competitive price. Lucyd Lyte launched January 2021 at $149. In Oct 2022, Innovative Eyewear acquired a multi - year license to the Nautica fashion brand for smart eyewear CHRIS CLARK PGA Golfer & Brand Ambassador POISED TO DISRUPT EMERGING SMART EYEWEAR INDUSTRY $28.3 Billion Addressable U.S. Eyewear Market 1 44 Licensed Patents 2 Issued and pending on Eyewear Design & Technology 56 Lens types Smart Eyewear Brand with Optical Designs 1. Source: https://www.statista.com/outlook/cmo/eyewear/united - states 2. All current patents are licensed from Lucyd Ltd., a subsidiary of our majority stockholder, Tekcapital PLC A Global Fashion Brand with products sold in 65 countries

INNOVATIVE EYEWEAR: STRONG CORE BUSINESS WITH CLEAR PATHWAYS TO GROWTH Robust IP Portfolio: » 44 pending and granted patents. Ownership of the Lucyd brand and multi - year license to the Nautica fashion brand for smart eyewear Cross - Industry Pioneers: » Combining the traditional eyewear markets with the 21st Century wearable market Anticipated Product Line Expansion: » The Lucyd brand currently offers a leading number of frame styles (16) and lens options (56) in the smart eyewear industry Software Compatibility: » Diversified business producing smart eyewear and developing companion software, including the Vyrb ϱ social media app Competitive Pricing: » Starting at $149 MSRP ($184 with Rx), Lucyd frames are a value leader, by providing designer glasses and a Bluetooth headset in one.

UNIQUE PRODUCT CAPABILITIES Hands - Free Utility Lucyd frames let you answer and decline calls, listen to music and speak with digital assistants like Siri® and Google Voice®, all with quick and simple touch controls. Voice Assistants on Demand Make the most of Siri® and other AI assistants. Record memos, send cash, get directions, call an Uber with the touch buttons, or completely hands - free with with “Hey Siri” or “Alexa.” Flexible Connectivity Our smart eyewear is a fusion of headphones with glasses, bringing vision correction and protection together with digital connectivity, offering a safer solution for listening to music outdoors. PRODUCT CAPABILITIES Monique Billings WNBA star & Brand Ambassador

UNIQUE PRODUCT CAPABILITIES The company exclusively licensed an intellectual property portfolio designed to protect its unique eyewear designs and certain technological features of our products. ROBUST INTELLECTUAL PROPERTY PORTFOLIO 44 Patents & Applications The Company has exclusively licensed 41 patents and applications to - date, covering current product designs and certain advanced features such as: • Vyrb ϱ • Replaceable front frames • Multi - channel Bluetooth connectivity License to a leading international fashion brand The Company has acquired a multi - year worldwide license to the Nautica fashion brand for smart eyewear. 11 Registered Trademarks & Applications The Company has acquired the exclusive rights to 11 registered trademarks and applications.

lucyd®

THE LUCYD BRAND MAKES UPGRADING YOUR EYEWEAR EASY

ANY RX AVAILABLE
Available with any prescription, including progressive.

CUSTOMIZED VISION & SHOPPING EXPERIENCE
Enhanced customer experience with 7-day trial period & fast global shipping.

YOUR LYTE, YOUR LENS
A smart eyewear brand focused on optical use with 56 affordable lens types.

PROPRIETARY TECH & STYLE
41 pending and issued patents on smart eyewear design and tech.

CELEBRITY BRAND OFFICERS
Endorsed by Chris Clark, PGA golfer;
Monique Billings, WNBA star;
Hadar Adora, musician

PRICE MATCHES REGULAR GLASSES
Lyte Polarized UV400 Sunglass: $149
Standard Rx Lens Upgrade: +$35





innovative eyewear

KEY COMPETITORS KEY COMPETITORS *Note: Actual battery life of all products will depend on customer use. Data in the above table is based on publicly available product information, as of December 2021.

A WEARABLE ECOSYSTEM We believe that the human voice has gone missing lately . Similar to Clubhouse and Discord, we are bringing it into the online era with Vyrb ϱ , a full social media platform focused on audio . CORE FEATURES IN DEVELOPMENT Verbal Posting Speak your mind to the Vyrb ϱ network and your favorite platforms, including speech - to - text posting to Facebook® . Post hands - free with Lucyd Lyte . Hear Your Feed Enjoy an audible feed of voice blogs, podcasts, posts and music from your followed accounts . A New Way To Socialize Create, edit and send dynamic audio messages in real time, with fluid transcriptions . easy editing controls and emoji - like sound “FX” . Social Audio Landscape Sample Market Participants Audlist Listen AUDIO SOCIAL MEDIA APPLICATION TO SHOWCASE LUCYD EYEWEAR BENEFITS

GROWTH TIMELINE ACCELERATED BY STRONG TEAM, CROWDFUND INVESTORS



Aug. 2019
August 15 – organized as Innovative Eyewear, LLC.; Tekcapital equity investment of $2.2 M
Dec. 2019 – Dec. 2020 Development and testing of beta prototypes.
March 25, 2020 – converted from LLC to a C corporation
Jan. 2021 Launch of Lucyd Lyte Smart Eyewear
Mar. 2021
Entered into a commission-only, sale representation agreement with D. Landstrom Associated, Inc.
April 2021 – Raised $1.05 M in REG CF Crowdfund
Entered a distribution agreement with 8 Points Inc., subsidiary of Marca Eyewear Group Inc.
Jun. 2021
Retail launch in first optical store.
Raised $150,000 in REG CF Crowdfund
180+ Retail stores have on-boarded Lucyd products.
Launched 6 new styles
Dec . 2021
Beta launch of Vyrb™ App
Oct 2022
Acquired multi-year license to Nautica brand for smart eyewear

In January 2021 we introduced six beautiful, low - cost smart glasses that look and feel like designer glasses, suitable for all - day prescription wear. With six styles and a full range of lens options, Lyte is world’s most customizable smart eyewear.

lucyd®

NEW PRODUCTS AND FEATURES IN DEVELOPMENT ANTICIPATED TO BE LAUNCHED IN 2022-2023

Q1 2022 — In-store digital try-on kiosk to key retailers;
Upgrade try-on kiosk to enable in-store re-ordering and viewing multiple lens options on the smart glasses.

Q2 2022 — Introduce cordless charging dock;
Four new styles of Lucyd Lyte in titanium and acetate.

Q3 2022 — Additional lens pack tints for gamers, boat/fishing; running/cycling & fashionistas;
Ten new styles of Lucyd Lyte for optical resellers;

Q4 2022 - Q1 2023 — Commercial launch of Vyrb™
Launch Nautica® smart eyewear;
Introduce first Bluetooth safety glasses;



SMART EYEWEAR
lucyd







NAUTICA
SMART EYEWEAR
lucyd

Note: Due to customer requests, unanticipated developments, supply chain issues and other matters, timing of new product launches may change.

FOCUS ON MULTIPLE LARGE ADDRESSABLE MARKETS, BLUE CHIP DISTRIBUTION CHANNELS AND GROWING MARGINS

Lyte addresses consumer needs in three large sectors: eyewear, hearables & digital assistants.

U.S. ADDRESSABLE MARKET: $28.3 billion*

Our major distribution channels are:

- E-commerce (Lucyd.co, Amazon & BestBuy.com)
- Optical stores
- Big Box stores
- Sporting goods stores
- Specialty apparel stores

Product Margins

Direct retail:	60%
Wholesale:	38%

Custom and prescription lenses provide an additional 20% margin when ordered on Lucyd.co. Alternatively, lenses may be outfitted by optical store resellers.



U.S. Hearables Market
Revenue of $5.1 Billion for 2021
U.S. Eyewear Market
Projected Revenue of $28.3 Billion in 2021
N. America Digital Assistant Market
Revenue of $2.5 Billion in 2020

CURRENT CHANNEL PARTNERS

DICK'S SPORTING GOODS

BEST BUY.COM

brookstone

METROOPTICS EYEWEAR

ebay

Walmart.com

* Projected revenue for U.S. Eyewear Market is $28.3 billion, *see https://www.statista.com/outlook/cmo/eyewear/united-states*

innovative eyewear

Traditional Eyewear Distribution Company owned Optical stores Existing Optical stores Sporting Goods Stores Big Box Retail Stores Safety Eyewear Channels CAPITAL LIGHT DISTRIBUTION MODEL E - commerce E - commerce VS . Specialty Retail Stores Innovative Eyewear Distribution

MEET THE DIRECTORS

WE HAVE ASSEMBLED A BOARD WITH 80 + YEARS OF COMBINED EYEWEAR EXPERIENCE, TO EMPOWER LUCYD TO BECOME A LEADING BRAND IN THE SMART EYEWEAR INDUSTRY.



Harrison Gross
CEO & Cofounder

Former digital media manager at Tekcapital PLC, eyewear innovator. Graduate of Columbia University.



Frank Rescigna
V.P. Global Sales

Previously Frank was President of Viva International Group (a large eyewear company) & SVP of global sales at Wiley X eyewear, a leading eyewear company.



Olivia "Dibby" Bartlett
Independent Director

Dibby Bartlett has served in the optical industry for more than 40 years. She is currently President of the Opticians Association of America & COO of Todd Rogers Eyewear.



Louis Castro
Independent Director

A chartered accountant in the U.K.. He currently serves as a director of Orosur Mining Inc. and Tekcapital PLC and previously served as a director and CFO of Eland Oil & Gas PLC, and director and CEO of Northland Capital Partners Ltd.



Kristen Mclaughlin
Independent Director

Kristen is a 19-year veteran of the optical industry. She previously served as director of marketing for Silhouette International and brand manager for Daniel Swarovski Crystal Eyewear.

innovative eyewear

WE WERE FOUNDED BY A GROUP OF LIKE - MINDED ENTREPRENEURS WITH THE GOAL OF REVOLUTIONIZING EYEWEAR TO ENHANCE SAFETY & DIGITAL CONNECTIVITY. MEET THE TEAM David E. Cohen CTO & Cofounder Eric’s background is in development of web aps for e - commerce, website design and mobile applications. Eric has an M.S. degree in Advanced Systems Management from Hadassah University and a B.S. in Computer Science form the Academy of Bordeaux. Konrad Dabrowski CFO & Cofounder Konrad is the CFO of Tekcapital PLC. Prior to Tekcapital, Konrad was a Global Accounting Manager for Restaurant Brands International (NYSE: QSR), He also served as an Audit Manager at Deloitte. Konrad has a Master’s in Finance and Banking from the Warsaw School of Economics and is a Certified Public Accountant. Harrison Gross CEO & Cofounder Former digital media manager at Tekcapital PLC. Eyewear innovator. With 40+ patents and applications, developer of the Vyrb app and graduate of Columbia University.

FINANCIAL RESULTS

Leading smart eyewear Innovator Lucyd provides prescription smart frames direct - to - consumer and through retail distribution . Lucyd has 44 patents granted and pending, and 11 trademarks forming a growing IP position . After numerous beta prototypes, Lucyd launched its flagship product, Lucyd Lyte in January 2021 . In October 2021 Lucyd introduced one of the world’s lightest smart glasses with light weight titanium front frames . Lucyd is available in more than 180 optical stores in North America and online at Lucyd . co, Amazon & BestBuy . com . ~ 7 , 000 Customers Lucyd products are already worn and enjoyed by thousands of people around the world . Additionally, Lucyd has a following of 28 , 000 email subscribers and approximately 160 , 000 social media followers . New Wearable Experiences With Lucyd’s Vyrb ϱ app, the brand will introduce a complete hardware - software wearable system, allowing users to enjoy dynamic, audio - focused social experiences on Lyte smart eyewear . Sizable, rapidly growing market The total addressable market for eyewear in the U . S . is projected to be $ 28 . 3 billion for 2021 . 1 Multi - year license to a global fashion brand In addition to the cutting - edge Lucyd brand, Innovative Eyewear has acquired the worldwide license to the Nautica fashion brand for smart eyewear . WHY INVEST IN INNOVATIVE EYEWEAR? 1. Source: https://www.statista.com/outlook/cmo/eyewear/united - states

Innovative Eyewear Inc . 11900 Biscayne Blvd . - Suite 630 North Miami, Florida 33181 Email : info@lucyd . co Investor Relations Scott Powell Skyline Corporate Communications Group, LLC One Rockefeller Plaza, 11 th Floor New York, NY 10020 USA Office : + 1 (646) 893 - 5835 Mobile : + 1 (917) 721 - 9480 Email : scott@skylineccg . com CONTACT US